SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 27, 2020.

MFS® Corporate Bond Fund

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Alexander Mackey	2017	Investment Officer of MFS
Henry Peabody	December 2019	Investment Officer of MFS
Robert Persons	2005	Investment Officer of MFS
Effective June 30, 2021, Robert Persons will no longer be a portfolio manager of the fund.
Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Alexander Mackey	Portfolio Manager	Employed in the investment area of MFS since 2001
Henry Peabody	Portfolio Manager	Employed in the investment area of MFS since July 2019; Vice President/Portfolio Manager at Eaton Vance Management prior to July 2019
Robert Persons	Portfolio Manager	Employed in the investment area of MFS since 2000
Effective June 30, 2021, Robert Persons will no longer be a portfolio manager of the fund.

1043070           1                               MFB-SUP-I-082720